Exhibit 10 f

FISK BUILDING ASSOCIATES L.L.C.

c/o Malkin Holdings LLC

One Grand Central Place

60 East 42nd Street

New York, New York 10165

as of January 1, 2010

VIA REGISTERED MAIL

RETURN RECEIPT REQUESTED

250 West 57th St. Associates L.L.C.

c/o Malkin Holdings LLC

One Grand Central Place

60 East 42nd Street

New York, New York 10165

Re:

Lease dated September 30, 1953 between 250 West 57th St. Associates L.L.C. (then known as 250 West 57th St. Associates), as landlord, and Fisk Building Associates L.L.C. (then known as Fisk Building Associates), as tenant, as modified by agreements dated June 12, 1961, June 10, 1965, May 1, 1975, November 12, 1985, September 1, 1999, November 17, 2000, August 27, 2004, March 10, 2008 and July 10, 2008 (as so modified, the “Lease”)

Gentlemen:

Pursuant to the provisions of that certain consent solicitation dated April 25, 1985, the Agents representing the Participants in 250 West 57th St. Associates L.L.C. (“Landlord”) were authorized to grant Fisk Building Associates L.L.C. (“Tenant”), as tenant under the Lease, up to four (4) additional options to renew the term of the Lease, in each case for a term of twenty-five (25) years.  By executing this letter, Landlord and Tenant are agreeing that the Lease is amended to create the second of such additional options pursuant to which the term of the Lease may be renewed for the twenty-five (25) year term commencing on October 1, 2028 and expiring on September 30, 2053 (the “Second Additional Renewal Term”) upon the same rental (including Basic Rent, Primary Overage Rent and Secondary Overage Rent) and other terms and conditions as provided in the Lease.

Tenant hereby exercises its option to renew the term of the Lease for the Second Additional Renewal Term, upon the terms set forth in the preceding paragraph.

Very truly yours,

FISK BUILDING ASSOCIATES L.L.C.

By:

/s/ Peter L. Malkin

Peter L. Malkin, Member

250 West 57th St. Associates L.L.C.

as of January 1, 2010

AGREED TO AND ACCEPTTED:

250 WEST 57TH ST. ASSOCIATES L.L.C.

By:

/s/ Peter L. Malkin

Peter L. Malkin, Member

By:

/s/ Anthony E. Malkin

Anthony E. Malkin, Member